                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the inclusion in this UnionBancorp, Inc. Registration Statement on Form S-4/A of our report dated February 18, 2006 on the UnionBancorp, Inc. consolidated financial statements and to the reference to us under the heading "Experts" in the prospectus.


                                            /s/Crowe Chizek and Company LLC
                                            _______________________________
                                            Crowe Chizek and Company LLC

Oak Brook, Illinois
September 29, 2006